SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12
☐ Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

ITT Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 10, 2011. ITT CORPORATION Meeting Information You are receiving this communication because you hold shares in the above named company. Meeting Type: Annual This is not a ballot. You cannot use this notice to vote these shares. For holders as of: March 16, 2011 This communication presents only an overview of the more complete Date: May 10, 2011 Time: 10:30 am EDT proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy Location: ITT CORPORATION (see reverse side). 1133 Westchester Avenue White Plains, NY 10604-3543 We encourage you to access and review all of the important information contained in the proxy materials before voting. ITT CORPORATION 1133 WESTCHESTER AVENUE ADMISSION TICKET WHITE PLAINS, NY 10604 This is notice of your invitation to attend the Annual Meeting of Shareholders of ITT Corporation to be held on Tuesday, May 10, 2011 at 10:30 a.m. EDT at 1133 Westchester Avenue, White Plains, New York 10604. You should present this Admission Ticket in order to gain admittance to the Annual Meeting. This ticket admits only the shareholder listed and is not transferable. See the reverse side of this notice to obtain M30912-P06787 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box M30913-P06787 marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5. 1. Election of ten members of the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE 1 YEAR ON THE FOLLOWING PROPOSAL: Nominees: 6. To determine, in a non-binding vote, whether a 01) Steven R. Loranger, 06) Paul J. Kern, shareholder vote to approve the compensation 02) Curtis J. Crawford, 07) Frank T. MacInnis, of our named executive officers should occur 03) Christina A. Gold, 08) Surya N. Mohapatra, every one, two or three years. 04) Ralph F. Hake, 09) Linda S. Sanford, and 05) John J. Hamre, 10) Markos I. Tambakeras THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 7: 7. To vote on a shareholder proposal requesting 2. Ratification of the appointment of Deloitte & Touche LLP that the Company amend, where applicable, as ITT’s Independent Registered Public Accounting Firm ITT’s policies related to human rights. for 2011. 3. Approval of the ITT Corporation 2011 Omnibus Incentive Plan. 4. Approval of a proposal to amend the Company’s Restated Articles of Incorporation to allow shareholders to call special meetings. 5. To approve, in a non-binding vote, the compensation of our named executive officers. M30914-P06787

M30915-P06787